EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 19, 2010

Tupperware Brands Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333

P. O. Box 2353, Orlando, Florida		32802
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	407-826-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

This information set forth under “Item 2.02. Results of Operations and Financial Condition” in accordance with SECRelease No. 33-8400.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 19, 2010, Tupperware Brands Corporation issued an earnings release.  A copy of the release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1	Press release of Tupperware Brands Corporation dated October 19, 2010.
Tupperware Brands Reports Third Quarter Sales and Record Profit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tupperware Brands Corporation
(Registrant)

Date: October 19, 2010	By: /s/ Thomas M. Roehlk

Thomas M. Roehlk
Executive Vice President and
Chief Legal Officer and Secretary